                              HARTFORD LEADERS EDGE
                             SEPARATE ACCOUNT SEVEN
                         HARTFORD LIFE INSURANCE COMPANY

                        SUPPLEMENT DATED JANUARY 11, 2002
                   TO THE PROSPECTUS DATED SEPTEMBER 20, 2001

Footnote (1) under the Section "Fee Table" and the Subsection "Sales Charge" under the Section "Charges and Fees" are hereby amended to include the following clarifying language:

Hartford reserves the right to waive any Sales Charge for participants in tax exempt or governmental plans described under Section 457 of the Internal Revenue Code of 1986, as amended ("Code"), a tax sheltered annuity plan described under Code Section 403(b), or a governmental plan qualified under Code Section 401(a), which plan is funded by a variable annuity contract or funding agreement issued by Hartford, who rollover of all or a portion of such account value to this Contract.

  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV-3569
333-68463